COHEN & STEERS REPORTS RESULTS FOR THIRD QUARTER 2026

Fifth consecutive quarter of organic growth, broadening client demand and continued execution across strategic growth initiatives

•Diluted EPS of $0.81; $0.89, adjusted
•AUM of $95.9 billion at quarter end
•Broad based net inflows of $1.6 billion, our strongest quarter since Q4 2021
•Continued Wealth channel momentum across mutual funds, ETFs and SICAVs

NEW YORK, NY, October 15, 2026—Cohen & Steers, Inc. (NYSE: CNS) today reported its results for the quarter ended September 30, 2026.
Joseph M. Harvey, Chief Executive Officer: “Our third-quarter results provide further evidence that our growth strategy is gaining traction. We generated our fifth consecutive quarter of organic growth with $1.6 billion of net inflows and positive contributions across a broad range of strategies, vehicles and client channels.” Mr. Harvey continued, "Demand for real assets is broadening as investors increasingly recognize their role in diversified portfolios. At the same time, our investments in new vehicles and global distribution are expanding how clients can access our capabilities and are increasing our addressable market. With strong investment capabilities, a more diversified platform and a healthy pipeline of future business, we believe Cohen & Steers is well positioned to build on this momentum and deliver sustainable long-term results for clients and shareholders."
Operating and Financial highlights

	As of and for the quarters ended
	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
Operating results (in billions):
AUM	$95.9	$100.1	$93.1	$90.5	$90.9
Net inflows (outflows)	$1.6	$1.3	$0.5	$1.2	$0.2
Average AUM	$101.1	$99.0	$94.4	$90.8	$89.7

GAAP results
Revenue (in millions)	$157.4	$152.7	$145.6	$143.8	$141.7
Net income (in millions)	$42.2	$49.3	$42.4	$34.9	$41.7
Diluted EPS	$0.81	$0.95	$0.82	$0.68	$0.81
Operating margin	32.4%	34.6%	34.4%	28.0%	34.5%
Fee Rate (ex. performance fees)	58.3 bps	58.5 bps	59.0 bps	58.7 bps	59.1 bps

Adjusted results (non-GAAP)
Revenue (in millions)	$156.4	$151.8	$144.3	$143.8	$140.9
Net income (in millions)	$46.5	$44.0	$40.7	$41.7	$41.7
Diluted EPS	$0.89	$0.85	$0.79	$0.81	$0.81
Operating margin	37.2%	36.3%	35.1%	36.4%	36.1%
Fee Rate (ex. performance fees)	57.9 bps	58.1 bps	58.4 bps	58.6 bps	58.7 bps

Business developments:
•In August, we launched Cohen & Steers Real Assets Active ETF (CSRA). This increases our active ETF offerings to seven funds across our core capabilities, accelerating our participation in the rapidly expanding ETF market while providing investors with greater flexibility and access to our investment expertise in real assets and preferred securities.
•The Cohen & Steers Real Estate Opportunities Fund (REOF) acquired two additional properties during the third quarter. Additionally, Cohen & Steers Income Opportunities REIT, Inc, (CNSREIT) acquired an additional shopping center in the third quarter, bringing the fund to a total of twelve properties. These properties demonstrate Cohen & Steers’ commitment to the investment thesis of acquiring well-occupied, income-generating shopping centers anchored by necessity-based retailers in growing, supply-constrained markets.
•In July, we appointed Erik Schneberger as Chief Marketing Officer, bringing more than two decades of experience leading and building award-winning marketing organizations across leading firms in the financial services industry. His expertise in brand and media strategies, digital innovation, and client engagement across wealth and institutional channels will help drive our global growth strategy as we continue to invest in distribution.
•Our international business development efforts continued in the third quarter of 2026 with several key milestones including the fundings of both our first Singaporean client and Philippine client, meaningful progress in our SICAV business with onboarding of our Short Duration Hybrid Credit & Income SICAV fund in partnership with a major multinational bank in Asia, and recognition for our Diversified Real Assets SICAV fund with Rayner Spencer Mills Research (RSMR) for “Best Specialist Fund” award beating out our competitors.

Quarterly highlights
Assets under management (AUM)

(in millions)	As of
	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
By vehicle:
Mutual Funds	$40,012	$41,598	$38,581	$37,503	$38,678
ETFs	1,310	1,075	597	374	199
SICAVs	2,225	2,006	1,653	1,533	1,436
Other Wealth Vehicles	4,158	4,314	4,010	4,027	4,108
Total Wealth	47,705	48,993	44,841	43,437	44,421
Institutional	36,208	38,523	36,029	35,060	34,711
Closed-end Funds	12,031	12,583	12,258	12,047	11,765
Total Firm	$95,944	$100,099	$93,128	$90,544	$90,897

By strategy:
Real Estate	$61,647	$65,248	$59,395	$58,165	$59,053
Preferred Securities	18,092	18,433	17,903	18,139	18,500
Global listed Infrastructure	12,488	13,082	12,808	11,606	10,660
Multi-Strategy Real Assets	3,717	3,336	3,022	2,634	2,684
Total Firm	$95,944	$100,099	$93,128	$90,544	$90,897

Average AUM	$101,105	$98,977	$94,361	$90,751	$89,738

_________________________ Note: Totals may not foot due to rounding.
AUM at the end of the quarter was $95.9 billion, a decrease of 4.2% from $100.1 billion at the end of the second quarter of 2026 due to market depreciation of $5.1 billion and distributions of $632 million, partially offset by net inflows of $1.6 billion. Average AUM increased 2.1% from the end of the second quarter of 2026. Firmwide net inflows were driven by our wealth channel, with net inflows across all of our strategies.
Revenues
Total revenues increased approximately 3% on both a GAAP and adjusted basis from the second quarter of 2026 due to higher average AUM and one additional day in the current quarter. Total revenues increased approximately 11% on both a GAAP and adjusted basis from the third quarter of 2025 primarily due to higher average AUM.
Expenses
Total operating expenses increased 6.4% on a GAAP basis from the second quarter of 2026 primarily due to distribution and service fees associated with the Cohen & Steers Quality Income Realty Fund, Inc. (RQI) rights offering. Adjusted total operating expenses increased 1.7% from the second quarter of 2026 primarily due to higher employee compensation and benefits, in line with the increase in revenues.
Total operating expenses increased 14.6% from the third quarter of 2025 primarily due to higher employee compensation and benefits due to higher revenue and AUM, and higher distribution and service fees primarily due to the RQI rights offering. Total adjusted operating expenses increased 9.1% from the third quarter of 2025 primarily due to higher employee compensation and benefits, consistent with the increase in revenues.

Income Taxes

Our effective income tax rate for the third quarter of 2026 was 26.4%, resulting in income tax expense of $15.2 million. Our adjusted effective income tax rate for the third quarter of 2026 was 25.6%.
Capital allocation and balance sheet
As of September 30, 2026, cash, cash equivalents, U.S. Treasurys and liquid seed investments were $387.8 million, compared with $354.3 million as of June 30, 2026.
During the quarter, the Board of Directors declared a $0.67 quarterly dividend per share, which was paid on August 20, 2026 to stockholders of record as of the close of business on August 10, 2026.
Investment Performance at September 30, 2026
________________________
(1)    Past performance is no guarantee of future results. Outperformance is determined by comparing the annualized investment performance of each investment strategy to the performance of specified reference benchmarks. Investment performance in excess of the performance of the benchmark is considered outperformance. The investment performance calculation of each investment strategy is based on all active accounts and investment models pursuing similar investment objectives. For accounts, actual investment performance is measured gross of fees and net of withholding taxes. For investment models, for which actual investment performance does not exist, the investment performance of a composite of accounts pursuing comparable investment objectives is used as a proxy for actual investment performance. The performance of the specified reference benchmark for each account and investment model is measured net of withholding taxes, where applicable. This is not investment advice and may not be construed as sales or marketing material for any financial product or service sponsored or provided by Cohen & Steers.
(2)    © 2026 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Morningstar calculates its ratings based on a risk-adjusted return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. Past performance is no guarantee of future results. Based on independent rating by Morningstar, Inc. of investment performance of each Cohen & Steers-sponsored open-end U.S.-registered mutual fund for all share classes for the overall period at September 30, 2026. Overall Morningstar rating is a weighted average based on the 3-year, 5-year and 10-year Morningstar rating. Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages. This is not investment advice and may not be construed as sales or marketing material for any financial product or service sponsored or provided by Cohen & Steers.

Conference Call and Webcast Information
Cohen & Steers will host a conference call and webcast on Friday, October 16, 2026 at 10:00 a.m. (ET) to discuss the company's third quarter results. Investors and analysts can access the live conference call by dialing +1-833-461-5787 (toll free) or +1-585-542-9983 (international); meeting ID: 350 591 233. Participants should plan to register at least 10 minutes before the conference call begins. Internet access to the live, listen-only webcast will be available on the company's website at www.cohenandsteers.com under “Company—Investor Relations" under "Financials.” The accompanying presentation that will be used during the conference call will be available prior to the call on the company's website at the same page.
A replay of the call will be available for two weeks starting approximately two hours after the conference call concludes and can be accessed at +1-833-309-1852 (toll free); meeting ID: 350 591 233. A replay of the webcast will be archived on the website at www.cohenandsteers.com under “Company—Investor Relations" under "Financials.”
About Cohen & Steers
Cohen & Steers is a leading global investment manager specializing in real assets and alternative income, including listed and private real estate, preferred securities, infrastructure, resource equities, commodities, as well as multi-strategy solutions. Founded in 1986, the firm is headquartered in New York City, with offices in London, Dublin, Hong Kong, Tokyo and Singapore.
Forward-Looking Statements
This press release and other statements that Cohen & Steers may make may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the company's current views with respect to, among other things, the company's operations and financial performance. You can identify these forward-looking statements by the use of words such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "should," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates" or the negative versions of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these forward-looking statements. The company believes that these factors include, but are not limited to, the risks described in the Risk Factors section of the company's Annual Report on Form 10-K for the year ended December 31, 2025 (the Form 10-K), which is accessible on the Securities and Exchange Commission's website at www.sec.gov and on the company's website at www.cohenandsteers.com. These factors are not exhaustive and should be read in conjunction with the other cautionary statements that are included in the company's Form 10-K and other filings with the Securities and Exchange Commission. The company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
# # # #

Cohen & Steers, Inc. and Subsidiaries
Consolidated Statements of Operations (Unaudited)
(in thousands, except per share data)

	Three Months Ended
	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
Revenue:
Investment advisory and administration fees	$148,655	$144,285	$136,826	$135,890	$133,628
Distribution and service fees	8,056	7,919	8,055	7,475	7,513
Other	716	526	758	438	579
Total revenue	157,427	152,730	145,639	143,803	141,720
Expenses:
Employee compensation and benefits	64,115	61,506	57,702	56,076	57,196
Distribution and service fees	22,070	16,890	16,337	25,670	16,329
General and administrative	17,525	18,953	18,904	19,212	16,775
Depreciation and amortization	2,652	2,606	2,574	2,535	2,519
Total expenses	106,362	99,955	95,517	103,493	92,819
Operating income	51,065	52,775	50,122	40,310	48,901
Non-operating income (loss):
Interest and dividend income	5,942	5,218	5,307	5,217	5,106
Gain (loss) from investments—net	(1,320)	14,186	1,011	(2,248)	692
Foreign currency gain (loss)—net	311	(166)	759	(991)	859
Total non-operating income (loss)	4,933	19,238	7,077	1,978	6,657
Income before provision for income taxes	55,998	72,013	57,199	42,288	55,558
Provision for income taxes	15,166	16,447	15,979	11,585	13,924
Net income	40,832	55,566	41,220	30,703	41,634
Net (income) loss attributable to noncontrolling interests	1,412	(6,223)	1,148	4,176	77
Net income attributable to common stockholders	$42,244	$49,343	$42,368	$34,879	$41,711

Earnings per share attributable to common stockholders:
Basic	$0.82	$0.96	$0.82	$0.68	$0.81
Diluted	$0.81	$0.95	$0.82	$0.68	$0.81

Weighted average shares outstanding:
Basic	51,567	51,545	51,441	51,243	51,205
Diluted	52,114	51,861	51,595	51,639	51,572

Adjusted (non-GAAP)

Revenue	$156,408	$151,837	$144,264	$143,794	$140,937
Expense	$98,299	$96,692	$93,610	$91,432	$90,060
Operating income	$58,109	$55,145	$50,654	$52,362	$50,877
Net income	$46,458	$43,968	$40,692	$41,718	$41,720
Diluted EPS	$0.89	$0.85	$0.79	$0.81	$0.81
Operating margin	37.2%	36.3%	35.1%	36.4%	36.1%

Cohen & Steers, Inc. and Subsidiaries
Consolidated Statements of Operations (Unaudited)
(in thousands, except per share data)

	Nine Months Ended
	September 30, 2026	September 30, 2025
Revenue:
Investment advisory and administration fees	$429,766	$388,944
Distribution and service fees	24,030	21,863
Other	2,000	1,506
Total revenue	455,796	412,313
Expenses:
Employee compensation and benefits	183,323	168,390
Distribution and service fees	55,297	47,224
General and administrative	55,382	52,022
Depreciation and amortization	7,832	7,251
Total expenses	301,834	274,887
Operating income	153,962	137,426
Non-operating income (loss):
Interest and dividend income	16,467	16,792
Gain (loss) from investments—net	13,877	10,960
Foreign currency gain (loss)—net	904	(2,836)
Total non-operating income (loss)	31,248	24,916
Income before provision for income taxes	185,210	162,342
Provision for income taxes	47,592	35,647
Net income	137,618	126,695
Net (income) loss attributable to noncontrolling interests	(3,663)	(8,357)
Net income attributable to common stockholders	$133,955	$118,338

Earnings per share attributable to common stockholders:
Basic	$2.60	$2.31
Diluted	$2.58	$2.30

Weighted average shares outstanding:
Basic	51,518	51,143
Diluted	51,858	51,488

Adjusted (non-GAAP)

Revenue	$452,509	$410,047
Expense	$288,601	$267,266
Operating income	$163,908	$142,781
Net income	$131,118	$117,397
Diluted EPS	$2.53	$2.28
Operating margin	36.2%	34.8%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Vehicle
(in millions)
	Three Months Ended
	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
Wealth
Assets under management, beginning of period	$48,993	$44,841	$43,437	$44,421	$42,962
Inflows	3,685	4,275	3,358	3,487	3,148
Outflows	(2,388)	(2,821)	(2,803)	(3,474)	(2,380)
Net inflows (outflows)	1,297	1,454	555	13	768
Market appreciation (depreciation)	(2,268)	3,147	1,155	(378)	972
Distributions	(317)	(449)	(306)	(535)	(305)
Transfers	—	—	—	(84)	24
Total increase (decrease)	(1,287)	4,152	1,404	(984)	1,459
Assets under management, end of period	$47,705	$48,993	$44,841	$43,437	$44,421
Average assets under management	$49,680	$48,111	$45,279	$43,812	$43,633

Institutional
Assets under management, beginning of period	$38,523	$36,029	$35,060	$34,711	$34,386
Inflows	1,117	1,372	1,103	1,790	812
Outflows	(1,068)	(1,529)	(1,162)	(1,109)	(1,349)
Net inflows (outflows)	49	(157)	(59)	681	(537)
Market appreciation (depreciation)	(2,220)	2,801	1,184	(252)	1,054
Distributions	(144)	(150)	(156)	(164)	(168)
Transfers	—	—	—	84	(24)
Total increase (decrease)	(2,315)	2,494	969	349	325
Assets under management, end of period	$36,208	$38,523	$36,029	$35,060	$34,711
Average assets under management	$38,838	$38,272	$36,714	$34,924	$34,459

Closed-end Funds
Assets under management, beginning of period	$12,583	$12,258	$12,047	$11,765	$11,588
Inflows	204	1	1	513	2
Outflows	—	—	—	—	—
Net inflows (outflows)	204	1	1	513	2
Market appreciation (depreciation)	(585)	493	375	(55)	329
Distributions	(171)	(169)	(165)	(176)	(154)
Total increase (decrease)	(552)	325	211	282	177
Assets under management, end of period	$12,031	$12,583	$12,258	$12,047	$11,765
Average assets under management	$12,587	$12,594	$12,368	$12,015	$11,646
	12587000000
Total
Assets under management, beginning of period	$100,099	$93,128	$90,544	$90,897	$88,936
Inflows	5,006	5,648	4,462	5,790	3,962
Outflows	(3,456)	(4,350)	(3,965)	(4,583)	(3,729)
Net inflows (outflows)	1,550	1,298	497	1,207	233
Market appreciation (depreciation)	(5,073)	6,441	2,714	(685)	2,355
Distributions	(632)	(768)	(627)	(875)	(627)
Total increase (decrease)	(4,155)	6,971	2,584	(353)	1,961
Assets under management, end of period	$95,944	$100,099	$93,128	$90,544	$90,897
Average assets under management	$101,105	$98,977	$94,361	$90,751	$89,738
_________________________ Note: Totals may not foot due to rounding.

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Wealth Vehicle
(in millions)
	Three Months Ended
	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
Mutual Funds
Assets under management, beginning of period	$41,598	$38,581	$37,503	$38,678	$37,464
Inflows	2,722	3,185	2,743	2,797	2,732
Outflows	(1,995)	(2,380)	(2,432)	(2,989)	(2,023)
Net inflows (outflows)	727	805	311	(192)	709
Market appreciation (depreciation)	(2,011)	2,838	1,065	(370)	805
Distributions	(301)	(437)	(298)	(529)	(300)
Transfers	—	(189)	—	(84)	—
Total increase (decrease)	(1,585)	3,017	1,078	(1,175)	1,214
Assets under management, end of period	$40,012	$41,598	$38,581	$37,503	$38,678
Average assets under management	$41,918	$41,196	$39,053	$37,966	$38,033

ETFs
Assets under management, beginning of period	$1,075	$597	$374	$199	$124
Inflows	368	358	244	181	76
Outflows	(94)	(77)	(33)	(6)	(6)
Net inflows (outflows)	274	281	211	175	70
Market appreciation (depreciation)	(28)	16	16	3	7
Distributions	(9)	(8)	(4)	(3)	(2)
Transfers	—	189	—	—	—
Total increase (decrease)	236	478	223	175	75
Assets under management, end of period	$1,310	$1,075	$597	$374	$199
Average assets under management	$1,241	$813	$488	$260	$157

SICAVs
Assets under management, beginning of period	$2,006	$1,653	$1,533	$1,436	$1,365
Inflows	395	529	195	366	170
Outflows	(105)	(203)	(132)	(278)	(159)
Net inflows (outflows)	290	326	63	88	11
Market appreciation (depreciation)	(69)	28	58	10	37
Distributions	(3)	(1)	(1)	(1)	(1)
Transfers	—	—	—	—	24
Total increase (decrease)	219	353	120	97	71
Assets under management, end of period	$2,225	$2,006	$1,653	$1,533	$1,436
Average assets under management	$2,207	$1,890	$1,659	$1,511	$1,376

Other Wealth Vehicles
Assets under management, beginning of period	$4,314	$4,010	$4,027	$4,108	$4,009
Inflows	200	203	176	143	170
Outflows	(194)	(161)	(206)	(201)	(192)
Net inflows (outflows)	7	42	(30)	(58)	(22)
Market appreciation (depreciation)	(160)	265	16	(21)	123
Distributions	(4)	(3)	(3)	(2)	(2)
Total increase (decrease)	(157)	304	(17)	(81)	99
Assets under management, end of period	$4,158	$4,314	$4,010	$4,027	$4,108
Average assets under management	$4,314	$4,212	$4,079	$4,075	$4,067
_________________________ Note: Totals may not foot due to rounding.

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy
(in millions)
	Three Months Ended
	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
Real Estate
Assets under management, beginning of period	$65,248	$59,395	$58,165	$59,053	$58,306
Inflows	3,097	3,654	2,883	3,286	2,631
Outflows	(2,413)	(3,077)	(2,788)	(2,632)	(2,648)
Net inflows (outflows)	684	577	95	654	(17)
Market appreciation (depreciation)	(3,911)	5,723	1,518	(1,025)	1,154
Distributions	(374)	(447)	(383)	(517)	(390)
Total increase (decrease)	(3,601)	5,853	1,230	(888)	747
Assets under management, end of period	$61,647	$65,248	$59,395	$58,165	$59,053
Average assets under management	$65,987	$64,246	$60,734	$58,480	$58,513

Preferred Securities
Assets under management, beginning of period	$18,433	$17,903	$18,139	$18,500	$17,955
Inflows	985	954	850	956	886
Outflows	(704)	(773)	(718)	(1,290)	(756)
Net inflows (outflows)	282	181	132	(334)	130
Market appreciation (depreciation)	(428)	539	(185)	157	599
Distributions	(193)	(190)	(183)	(184)	(184)
Total increase (decrease)	(340)	530	(236)	(361)	545
Assets under management, end of period	$18,092	$18,433	$17,903	$18,139	$18,500
Average assets under management	$18,397	$18,325	$18,240	$18,300	$18,300

Global Listed Infrastructure
Assets under management, beginning of period	$13,082	$12,808	$11,606	$10,660	$10,175
Inflows	466	476	438	1,323	214
Outflows	(242)	(316)	(307)	(389)	(155)
Net inflows (outflows)	224	160	131	934	59
Market appreciation (depreciation)	(761)	213	1,125	105	472
Distributions	(57)	(99)	(54)	(93)	(46)
Total increase (decrease)	(594)	274	1,202	946	485
Assets under management, end of period	$12,488	$13,082	$12,808	$11,606	$10,660
Average assets under management	$13,089	$13,084	$12,476	$11,292	$10,358

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy - continued
(in millions)
	Three Months Ended
	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
Multi-Strategy Real Assets
Assets under management, beginning of period	$3,336	$3,022	$2,634	$2,684	$2,500
Inflows	458	564	291	225	231
Outflows	(97)	(184)	(152)	(272)	(170)
Net inflows (outflows)	361	380	139	(47)	61
Market appreciation (depreciation)	28	(34)	256	78	130
Distributions	(8)	(32)	(7)	(81)	(7)
Total increase (decrease)	381	314	388	(50)	184
Assets under management, end of period	$3,717	$3,336	$3,022	$2,634	$2,684
Average assets under management	$3,633	$3,322	$2,911	$2,679	$2,567

Total
Assets under management, beginning of period	$100,099	$93,128	$90,544	$90,897	$88,936
Inflows	5,006	5,648	4,462	5,790	3,962
Outflows	(3,456)	(4,350)	(3,965)	(4,583)	(3,729)
Net inflows (outflows)	1,550	1,298	497	1,207	233
Market appreciation (depreciation)	(5,073)	6,441	2,714	(685)	2,355
Distributions	(632)	(768)	(627)	(875)	(627)
Total increase (decrease)	(4,155)	6,971	2,584	(353)	1,961
Assets under management, end of period	$95,944	$100,099	$93,128	$90,544	$90,897
Average assets under management	$101,105	$98,977	$94,361	$90,751	$89,738
_________________________
Notes:
(1) Totals may not foot due to rounding.
(2) Investment strategies were reclassified during the current quarter and prior period amounts have been recast to conform to the current presentation. Such reclassifications had no impact on the total assets under management previously reported.

Reconciliations of U.S. GAAP to Adjusted Financial Results
Management believes that use of the following adjusted (non-GAAP) financial results provides greater transparency into the company’s operating performance. In addition, these adjusted financial results are used to prepare the company's internal management reports that are used in evaluating its business. While management believes that these adjusted financial results are useful in evaluating operating performance, this information should be considered as supplemental in nature and not as a substitute for the related financial information prepared in accordance with U.S. GAAP.

Net Income Attributable to Common Stockholders and Diluted Earnings per Share

	Three Months Ended										Nine Months Ended
(in thousands, except per share data)	September 30, 2026		June 30, 2026		March 31, 2026		December 31, 2025		September 30, 2025		September 30, 2026	September 30, 2025
Net income attributable to common stockholders, U.S. GAAP	$42,244		$49,343		$42,368		$34,879		$41,711		$133,955	$118,338
Seed investments—net (1)	(1,330)		(8,974)		(3,299)		(1,498)		(1,320)		(13,603)	(4,893)
Accelerated vesting of restricted stock units	424		771		(4)		(77)		1,142		1,191	3,346
Fund launch and rights offering costs	5,105		1,264		335		10,814		650		6,704	650
Other non-recurring expenses (2)	1,128		—		—		—		—		1,128	616
Foreign currency (gain) loss—net	(311)		166		(759)		422		(677)		(904)	3,034
Tax effects of adjustments above	(895)		1,928		1,300		(2,062)		(132)		2,333	(789)
Tax effects of discrete tax items (3)	93		(530)		751		(760)		346		314	(2,905)
Net income attributable to common stockholders, adjusted	$46,458		$43,968		$40,692		$41,718		$41,720		$131,118	$117,397

Diluted weighted average shares outstanding	52,114		51,861		51,595		51,639		51,572		51,858	51,488
Diluted earnings per share, U.S. GAAP	$0.81		$0.95		$0.82		$0.68		$0.81		$2.58	$2.30
Seed investments—net (1)	(0.02)		(0.17)		(0.06)		(0.03)		(0.03)		(0.26)	(0.10)
Accelerated vesting of restricted stock units	0.01		0.02		—	*	—	*	0.02		0.03	0.07
Fund launch and rights offering costs	0.10		0.02		0.01		0.21		0.01		0.13	0.01
Other non-recurring expenses (2)	0.02		—		—		—		—		0.02	0.01
Foreign currency (gain) loss—net	(0.01)		—	*	(0.02)		0.01		(0.01)		(0.02)	0.06
Tax effects of adjustments above	(0.02)		0.04		0.03		(0.04)		—	*	0.04	(0.01)
Tax effects of discrete tax items (3)	—	*	(0.01)		0.01		(0.02)		0.01		0.01	(0.06)
Diluted earnings per share, adjusted	$0.89		$0.85		$0.79		$0.81		$0.81		$2.53	$2.28
_________________________
* Amounts round to less than $0.01 per share.
(1)Represents the impact of consolidated funds and the net effect of corporate seed investment performance.
(2)Represents a compensation-related tax adjustment for the three and nine months ended September 30, 2026, and reimbursement of filing fees paid by certain members of senior leadership for the nine months ended September 30, 2025.
(3)Includes excess tax benefits/deficiencies related to the vesting and delivery of restricted stock units and unrecognized tax benefit adjustments.

Reconciliations of U.S. GAAP to Adjusted Financial Results

Revenue, Expenses, Operating Income and Operating Margin

(in thousands, except percentages)	Three Months Ended					Nine Months Ended
	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	September 30, 2026	September 30, 2025
Revenue, U.S. GAAP	$157,427	$152,730	$145,639	$143,803	$141,720	$455,796	$412,313
Fund related amounts (1)	(1,019)	(893)	(1,375)	(9)	(783)	(3,287)	(2,266)
Revenue, adjusted	$156,408	$151,837	$144,264	$143,794	$140,937	$452,509	$410,047

Expenses, U.S. GAAP	$106,362	$99,955	$95,517	$103,493	$92,819	$301,834	$274,887
Fund related amounts (1)	(1,406)	(1,228)	(1,576)	(1,324)	(967)	(4,210)	(3,009)
Accelerated vesting of restricted stock units	(424)	(771)	4	77	(1,142)	(1,191)	(3,346)
Fund launch and rights offering costs	(5,105)	(1,264)	(335)	(10,814)	(650)	(6,704)	(650)
Other non-recurring expenses (2)	(1,128)	—	—	—	—	(1,128)	(616)
Expenses, adjusted	$98,299	$96,692	$93,610	$91,432	$90,060	$288,601	$267,266

Operating income, U.S. GAAP	$51,065	$52,775	$50,122	$40,310	$48,901	$153,962	$137,426
Fund related amounts (1)	387	335	201	1,315	184	923	743
Accelerated vesting of restricted stock units	424	771	(4)	(77)	1,142	1,191	3,346
Fund launch and rights offering costs	5,105	1,264	335	10,814	650	6,704	650
Other non-recurring expenses (2)	1,128	—	—	—	—	1,128	616
Operating income, adjusted	$58,109	$55,145	$50,654	$52,362	$50,877	$163,908	$142,781

Operating margin, U.S. GAAP	32.4%	34.6%	34.4%	28.0%	34.5%	33.8%	33.3%
Operating margin, adjusted	37.2%	36.3%	35.1%	36.4%	36.1%	36.2%	34.8%
_________________________
(1)Represents the impact of consolidated funds and expenses incurred on behalf of certain company-sponsored funds.
(2)Represents a compensation-related tax adjustment for the three and nine months ended September 30, 2026, and reimbursement of filing fees paid by certain members of senior leadership for the nine months ended September 30, 2025.

Non-operating Income (Loss)

(in thousands)	Three Months Ended					Nine Months Ended
	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	September 30, 2026	September 30, 2025
Non-operating income (loss), U.S. GAAP	$4,933	$19,238	$7,077	$1,978	$6,657	$31,248	$24,916
Seed investments—net (1)	(305)	(15,532)	(2,352)	1,363	(1,427)	(18,189)	(13,993)
Foreign currency (gain) loss—net	(311)	166	(759)	422	(677)	(904)	3,034
Non-operating income (loss), adjusted	$4,317	$3,872	$3,966	$3,763	$4,553	$12,155	$13,957
_________________________ (1)Represents the impact of consolidated funds and the net effect of corporate seed investment performance.

Contact:
Brian Meta
Senior Vice President
Head of Investor Relations and FP&A
Tel (212) 796-9353